Exhibit 10.8

EXECUTION VERSION

DIP FINANCING INTERCREDITOR AGREEMENT

This DIP FINANCING INTERCREDITOR AGREEMENT (this “Agreement”) dated as of April 15, 2014 is among (i) JPMORGAN CHASE BANK, N.A., as administrative and collateral agent for the ABL Secured Parties referred to herein (in such capacity, the “ABL Agent”), (ii) JPMORGAN CHASE BANK, N.A., as administrative and collateral agent for the Term Loan Secured Parties referred to herein (in such capacity, the “Term Loan Agent”, and together with the ABL Agent, the “DIP Agents”) and (iii) MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC. and each of its subsidiaries signatory hereto (collectively, the “Grantors”).

WHEREAS, on April 13, 2014, each of the Grantors filed voluntary petitions with the Bankruptcy Court (as such term and each other capitalized term used but not defined in these recitals is defined in Section 1 below) commencing their respective cases that are pending under chapter 11 of the Bankruptcy Code (the “Cases”);

WHEREAS, on April 14, 2014, the Bankruptcy Court entered the Interim Order approving the DIP ABL Facility and the DIP Term Loan Facility, and providing, among other things, that the obligations under the Facilities shall be secured by fully perfected security interests in and Liens upon all pre-and post-petition property held by any Grantor (limited, in the case of any Grantor that is the direct parent of a foreign subsidiary, to no more than 65% of equity interests of such direct foreign subsidiaries), whether existing on the Petition Date or thereafter acquired, including any cash and any investments of such cash, inventory, accounts receivable, other rights to payment whether arising before or after the Petition Date, contracts, properties, plants, equipment, general intangibles, documents, instruments, interest in leaseholds, real properties, patents, copyrights, trademarks, trade names, other intellectual property, equity interests, and the proceeds of all of the foregoing and, subject to and effective upon entry of the Final Order, the Avoidance Proceeds;

WHEREAS, the respective priorities of the Secured Parties on all or any part of the Collateral are as set forth in the Orders;

WHEREAS, concurrently with the entering into of this Agreement, each of the Grantors has entered into (i) that certain Senior Secured Debtor-in-Possession and Exit Amended and Restated Asset-Based Revolving Credit Agreement, dated as of April 15, 2014 (the “DIP ABL Agreement”), among Momentive Performance Materials USA Inc. as a borrower, Momentive Performance Materials GmbH as a non-Debtor borrower, Momentive Performance Materials Quartz GmbH as a non-Debtor borrower and Momentive Performance Materials Nova Scotia ULC as a non-Debtor borrower, the Grantors party thereto in their capacity as guarantors, the ABL Agent as administrative and collateral agent, and the lenders party thereto, which agreement amends and restates the Prepetition Credit Agreement (as defined in the DIP ABL Agreement) and (ii) that certain Senior Secured Debtor-in-Possession Term Loan Agreement, dated as of April 15, 2014 (the “DIP Term Loan Agreement” and, together with the DIP ABL Agreement, the “DIP Credit Agreements”), among Momentive Performance Materials USA Inc. as the borrower, the Grantors party thereto in their capacity as guarantors, the Term Loan Agent as administrative and collateral agent, and the lenders party thereto;

WHEREAS, to further evidence the Liens granted pursuant to the Orders to secure the Secured Obligations, (i) the Grantors and the ABL Agent entered into that certain Collateral Agreement, dated as of April 24, 2013 (the “ABL Security Agreement”), securing the obligations of such Grantors in respect of the DIP ABL Facility and (ii) the Grantors and the Term Loan Agent entered into that certain Collateral Agreement, dated as of April 15, 2014 (the “Term Loan Security Agreement”), securing the obligations of such Grantors in respect of the DIP Term Loan Facility;

WHEREAS, certain non-Debtor Affiliates of the Grantors have pledged certain foreign assets as collateral to secure their obligations under the DIP ABL Facility and such foreign collateral is not securing any of the obligations under the DIP Term Loan Agreement and, therefore, is not Common Collateral governed by this Agreement;

WHEREAS, the ABL Secured Parties and the Term Loan Secured Parties have different Lien priorities with respect to the different Types of Common Collateral that are subject to the Liens granted under the Collateral Documents and the Orders; and

WHEREAS, it is a condition to effectiveness of the DIP Credit Agreements that the parties hereto enter into this Agreement to confirm the relative rights and priorities of the Secured Parties set forth in the Orders in the different Types of Common Collateral.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties hereto hereby agree as follows:

Section 1. Definitions.

1.1 Defined Terms. The following terms, as used herein, have the following meanings:

“ABL Agent” has the meaning set forth in the preamble to this Agreement.

“ABL Collateral Documents” means the ABL Security Agreement and each other mortgage, collateral assignment, security agreement, pledge agreement, reaffirmation agreement or other collateral or security agreement executed and delivered by any Grantor in connection with any Lien securing any obligation under or in respect of the DIP ABL Facility.

“ABL Discharge Date” means, subject to Section 2.7(b), the date upon which there has been (a) payment in full in cash of the principal of and interest and premium, if any, on all loans outstanding under the ABL Loan Documents, (b) payment in full in cash of all other ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (which, for avoidance of doubt, does not include contingent indemnification and similar obligations as to which no claim for payment has at the time been made), (c) cancellation of or the entry into arrangements reasonably satisfactory to the ABL Agent and the applicable issuing bank with respect to all letters of credit issued and outstanding under the DIP ABL Agreement and (d) termination or expiration of all commitments to lend and all obligations to issue or extend letters of credit under the DIP ABL Agreement.

“ABL Loan Documents” means the DIP ABL Agreement, the ABL Collateral Documents and all other Loan Documents (as defined in the DIP ABL Agreement) executed and delivered by any Grantor in connection with the foregoing and this Agreement.

“ABL Obligations” means all Obligations arising under the ABL Loan Documents.

“ABL-Priority Collateral” means any and all of the following Common Collateral now owned or at any time hereafter acquired by any Grantor to the extent a security interest in such Common Collateral has been or may hereafter be granted to the ABL Agent under the ABL Collateral Documents or the Orders: (a) all Accounts; (b) all Inventory; (c) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a) and (b), all (i) General Intangibles, (ii) Chattel Paper, (iii) Instruments and (iv) Documents; (d) all Payment Intangibles (including corporate tax refunds), other than any Payment Intangibles that represent tax refunds in respect of or otherwise related to Real Estate Assets, Fixtures or Equipment; (e) all payments received from Grantors’ credit card clearing houses and processors or otherwise in respect of all credit card charges for sales of inventory by the Grantors; (f) all collection accounts, deposit accounts, securities accounts and commodity accounts and any cash or other assets in any such accounts (other than separately identified cash proceeds of Non-ABL Priority Collateral) and securities entitlements and other rights with respect thereto; (g) to the extent relating to any of the items referred to in the preceding clauses (a) through (f) constituting ABL-Priority Collateral, all Supporting Obligations and letter-of-credit rights; (h) all books and records related to the foregoing; and (i) all products and proceeds of any and all of the foregoing in whatever form received, including proceeds of insurance policies related to Inventory of any Grantor and business interruption insurance (in each case, except to the extent constituting proceeds of Non-ABL Priority Collateral). All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC. The ABL-Priority Collateral and the Non-ABL Priority Collateral include the Avoidance Proceeds on an equal and ratable basis.

“ABL Secured Party” means the ABL Agent and each other holder of an ABL Obligation, including each lender party to the DIP ABL Agreement.

“ABL Security Agreement” has the meaning set forth in the preamble to this Agreement.

“Affiliate” has the meaning set forth in the DIP Credit Agreements.

“Avoidance Actions” shall mean the Grantors’ claims and causes of action under chapter 5 of the Bankruptcy Code.

“Avoidance Proceeds” shall mean all proceeds of any Avoidance Action.

“Bankruptcy Code” means the title 11 of the United States Code (11 U.S.C. §§ 101 et seq.), as amended from time to time.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York or any other court having jurisdiction over the Cases from time to time.

“Cases” has the meaning set forth in the preamble to this Agreement.

“Cash Collateral” has the meaning specified in the Orders.

“Collateral Documents” means the ABL Collateral Documents and the Term Loan Collateral Documents.

“Common Collateral” means, collectively, all property and assets of the Grantors that are subject to the Liens granted pursuant to the Orders and the Collateral Documents to secure the ABL Obligations and the Term Loan Obligations.

“Debtors” means the debtors in the Cases.

“Default Remedies” means all rights and remedies of any Secured Party in respect of any Common Collateral, whether arising pursuant to the DIP Credit Agreements, the Collateral Documents, the Orders or applicable law, the exercise of which is contingent upon the occurrence and continuation of an Event of Default (as defined in either of the DIP Credit Agreements) under the applicable DIP Credit Agreement and the terms of the Orders.

“DIP ABL Agreement” has the meaning set forth in the preamble to this Agreement.

“DIP ABL Facility” has the meaning set forth in the Orders.

“DIP Agents” has the meaning set forth in the preamble to this Agreement.

“DIP Credit Agreements” has the meaning set forth in the preamble to this Agreement.

“DIP Term Loan Agreement” has the meaning set forth in the preamble to this Agreement.

“DIP Term Loan Facility” has the meaning set forth in the Orders.

“Discharge” or “Discharged” has the meaning described in the definitions of ABL Discharge Date or Term Loan Discharge Date, as applicable.

“Discharge Date” means the ABL Discharge Date or the Term Loan Discharge Date, as the context may require.

“Disposition” means any sale, lease, exchange, transfer, other disposition or realization of any property of any Grantor.

“Facilities” means, collectively, the DIP ABL Facility and the DIP Term Loan Facility.

“Final Order” has the meaning set forth in the Interim Order.

“First Priority Obligations” means (i) with respect to any ABL-Priority Collateral, the ABL Obligations and (ii) with respect to any Non-ABL Priority Collateral, the Term Loan Obligations.

“First Priority Secured Party” means (i) with respect to any ABL-Priority Collateral, any of the ABL Secured Parties and (ii) with respect to any Non-ABL Priority Collateral, any of the Term Loan Secured Parties.

“Grantors” has the meaning set forth in the preamble to this Agreement.

“Interim Order” means the “Interim Order under 11 U.S.C. §§ 105, 361, 362, 363(c), 363(d), 364(c), 364(d), 364(e) and 507 and Bankruptcy Rules 2002, 4001 and 9014 (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Authorizing the Debtors to Use Cash Collateral, (III) Granting Adequate Protection to Prepetition Secured Lenders and (IV) Scheduling a Final Hearing Pursuant to Bankruptcy Rules 4001(b) and (c)” entered by the Bankruptcy Court on April 14, 2014.

“Lien” has the meaning set forth in the DIP Credit Agreements.

“Loan Documents” means, collectively, the ABL Loan Documents and the Term Loan Documents.

“Non-ABL Priority Collateral” means any and all of the following Common Collateral now owned or at any time hereafter acquired by the any Grantor to the extent a security interest in such Common Collateral has been or may hereafter be granted to the Term Loan Secured Parties under the Term Loan Collateral Documents or the Orders: (a) all Real Estate Assets, Fixtures and Equipment; (b) all intellectual property; (c) all equity interests in each Grantor’s subsidiaries (limited, in the case of any Grantor that is the direct parent of a foreign subsidiary, to no more than 65% of the equity interests of such direct foreign subsidiaries); (d) all General Intangibles, Chattel Paper, Instruments and Documents (other than General Intangibles, Chattel Paper, Instruments and Documents that are ABL-Priority Collateral); (e) all Payment Intangibles that represent tax refunds in respect of or otherwise relate to Real Estate Assets, Fixtures or Equipment; (f) all intercompany indebtedness of the Grantors and their subsidiaries; (g) all permits and licenses related to any of the foregoing (including any permits or licenses related to the ownership or operation of Real Estate Assets, Fixtures or Equipment of any Grantor); (h) all proceeds of insurance policies (excluding any such proceeds that relate to ABL-Priority Collateral); (i) all books and records related to the foregoing and not relating to ABL-Priority Collateral; (j) all products and proceeds of any and all of the foregoing (other than any such proceeds that are ABL-Priority Collateral); and (k) all other Common Collateral not constituting ABL-Priority Collateral. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC. The ABL-Priority Collateral and the Non-ABL Priority Collateral include the Avoidance Proceeds on an equal and ratable basis.

“Obligation” means any payment obligation which is secured, or which purports to be secured, pursuant to any Loan Document.

“Orders” means the Interim Order and the Final Order.

“Person” has the meaning set forth in the DIP Credit Agreements.

“Petition Date” means April 13, 2014.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property.

“Second Priority Obligations” means (i) with respect to any ABL-Priority Collateral, the Term Loan Obligations and (ii) with respect to any Non-ABL Priority Collateral, the ABL Obligations.

“Second Priority Secured Parties” means (i) with respect to any ABL-Priority Collateral, any of the Term Loan Secured Parties and (ii) with respect to any Non-ABL Priority Collateral, any of the ABL Secured Parties.

“Secured Obligations” means the ABL Obligations and the Term Loan Obligations.

“Secured Parties” means the ABL Secured Parties and the Term Loan Secured Parties.

“Term Loan Agent” has the meaning set forth in the preamble to this Agreement.

“Term Loan Collateral Documents” means the Term Loan Security Agreement and each other mortgage, collateral assignment, security agreement, pledge agreement or other collateral or security agreement executed and delivered by the Grantors in connection with any Lien securing any obligation under or in respect of the DIP Term Loan Agreement.

“Term Loan Discharge Date” means, subject to Section 2.7(b), the date upon which there has been (a) payment in full in cash of the principal of and interest and premium, if any, on all loans outstanding under the Term Loan Documents, (b) payment in full in cash of all other Term Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (which, for avoidance of doubt, does not include contingent indemnification and similar obligations as to which no claim for payment has at the time been made), and (c) termination or expiration of all commitments to lend under the DIP Term Loan Agreement.

“Term Loan Documents” means the DIP Term Loan Agreement, the Term Loan Collateral Documents and all other Loan Documents (as defined in the DIP Term Loan Agreement) executed and delivered by any Grantor in connection with the foregoing and this Agreement.

“Term Loan Obligations” means all Obligations arising under the Term Loan Documents.

“Term Loan Secured Party” means the Term Loan Agent and any holder from time to time of Term Loan Obligations, including any lender party to the Term Loan Agreement.

“Term Loan Security Agreement” has the meaning set forth in the preamble to this Agreement.

“Type” means either (i) ABL-Priority Collateral or (ii) Non-ABL Priority Collateral, as the case may be.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States” means the United States of America.

1.2 Terms Generally. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (but subject to Section 6.1), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) all references herein to a “violation of this Agreement” shall include any action or failure to act that breaches the express terms of this Agreement, including any failure to honor a consent granted or waiver provided for in this Agreement.

Section 2. Priorities.

2.1 Lien Priorities. Each of the Secured Parties hereby covenants and agrees that:

(a) In accordance with the Orders, any and all Liens securing Second Priority Obligations with respect to Common Collateral of the applicable Type now existing or hereafter created or arising, regardless of how acquired, whether by grant, pursuant to the Orders, statute, operation of law, subrogation or otherwise, are expressly junior to any and all Liens securing First Priority Obligations with respect to such Common Collateral now existing or hereafter created or arising, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances and (ii) any provision of the UCC or any applicable law or any other circumstance whatsoever.

(b) Each Second Priority Secured Party (i) shall be deemed to have consented to any sale by the First Priority Secured Parties, upon exercise of its Default Remedies, of any Common Collateral of the Type securing the First Priority Obligations and (ii) agrees that without the consent of the First Priority Secured Parties, it will not use or apply all or any part of the Second Priority Obligations to bidding on, or making settlement or payment for any Common Collateral of the Type securing the Second Priority Obligations, unless the First Lien Obligations are Discharged. It is understood that nothing in this clause (b) is intended to prohibit any Second Priority Secured Party from exercising any rights expressly granted to it under this Agreement.

(c) (i) Each ABL Secured Party agrees that until the Term Loan Discharge Date shall have occurred, it shall not exercise any Default Remedy, direct or indirect, against any Non-ABL Priority Collateral without the prior written consent of the Term Loan Agent and (ii) each Term Loan Secured Party agrees that until the ABL Discharge Date shall have occurred, it shall not exercise any Default Remedy, direct or indirect, against any ABL-Priority Collateral without the prior written consent of the ABL Agent.

(d) It is understood that Sections 2.1(b) and (c) do not restrict the DIP Agent for the Second Priority Secured Parties from taking any action (not adverse to the prior Liens securing the First Priority Obligations, or the rights of the DIP Agent for the First Priority Secured Parties to exercise remedies in respect thereof) in order to preserve, perfect or protect its Lien on the Common Collateral securing the Second Priority Secured Parties or in furtherance of its rights under the Orders or this Agreement.

(e) Notwithstanding anything to the contrary in this Agreement, the Liens of the ABL Secured Parties and the Term Loan Secured Parties on the Avoidance Proceeds shall have equal priority and none of the provisions in this Agreement subordinating or otherwise limiting any Secured Parties’ rights and remedies with respect to the Common Collateral shall be applicable with respect to the Liens on the Avoidance Proceeds. Any Avoidance Proceeds received by the First Priority Secured Parties or the Second Priority Secured Parties shall be applied among the ABL Secured Parties and the Term Loan Secured Parties ratably and on a pari passu basis notwithstanding Section 4.

2.2 Prohibition On Contesting Liens. Each of the ABL Agent, for itself and on behalf of the ABL Secured Parties, and the Term Loan Agent, for itself and on behalf of the Term Loan Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding, the priority, validity or enforceability of any Lien securing Term Loan Obligations or any Lien securing ABL Obligations, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Secured Party to enforce this Agreement.

2.3 No New Liens. The parties hereto agree that, so long as the repayment in full in cash of the First Priority Obligations has not occurred, none of the Grantors shall (a) grant or permit any additional Liens on any asset to secure any Second Priority Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Priority Obligations or (b) grant or permit any additional Liens on any asset to secure any First Priority Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Priority Obligations, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Secured Parties, the Secured Party to whom such Lien shall have been granted shall, without the need for any further consent of any party to any Loan Document and notwithstanding anything to the contrary in any other Loan Document, be deemed to hold and have held such Lien for the benefit of all Secured Parties as security for all Secured Obligations, subject to the priorities set forth in Section 2.1.

2.4 Automatic Release of Liens Securing Second Priority Obligations. If, in connection with the enforcement or exercise of any Default Remedies with respect to the Common Collateral, including any Disposition of Common Collateral, the DIP Agent for the First Priority Secured Parties, for itself and on behalf of the First Priority Secured Parties, releases any of the Liens securing First Priority Obligations, the Liens securing Second Priority Obligations on such Common Collateral (but not in any proceeds thereof), shall be automatically, unconditionally and simultaneously released, and the DIP Agent for the Second Priority Secured Parties shall, for itself and on behalf of the other Second Priority Secured Parties, promptly execute and deliver to the DIP Agent for the First Priority Secured Parties (or to another Person upon the instruction of such DIP Agent) such termination statements, releases and other documents as the DIP Agent for the First Priority Secured Parties may reasonably request to effectively confirm such release.

2.5 Nature of ABL Obligations; Priority Not Affected. The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, acknowledges that the ABL Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be repaid and reborrowed without affecting the provisions hereof. The priorities provided in Section 2.1 shall not be altered or otherwise affected by any amendment, modification, supplement or extension of any Secured Obligation, in each case that is permitted under this Agreement, or by repayment and reborrowing under the DIP ABL Facility.

2.6 Agreements Regarding Actions to Perfect Liens; Turnover of Common Collateral. Each DIP Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the UCC) over Common Collateral, such possession or control is for the benefit of all of the Secured Parties. Upon the applicable Discharge Date, the ABL Agent (in the case of the ABL Discharge Date) or the Term Loan Agent (in the case of the Term Loan Discharge Date) shall take such steps, and execute such documents, agreements and instruments, as the DIP Agent representing the next most senior class of Secured Obligations may reasonably request to deliver physical possession or control of the applicable Common Collateral to such DIP Agent.

2.7 Reinstatement; Refinancing.

(a) If, in the Cases or otherwise, all or part of any payment with respect to the First Priority Obligations or Second Priority Obligations previously made shall be rescinded for any reason whatsoever, then the First Priority Obligations or Second Priority Obligations, as applicable, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties provided for in the Orders and this Agreement.

(b) Subject to the limitations set forth in the Orders or the Loan Documents, during the Cases, the DIP ABL Facility or the DIP Term Loan Facility may be refinanced or replaced from time to time with additional debtor-in-possession revolving or term loan financing facilities, as applicable, without affecting the priorities set forth in Section 2.1 or the provisions of this Agreement defining the relative rights of the ABL Secured Parties and the Term Loan Secured Parties, and such refinancing or replacement facilities shall be deemed ABL Obligations or Term Loan Obligations hereunder, as applicable.

Section 3. Actions Upon Breach. Should any Second Priority Secured Party with respect to a certain Type of Common Collateral (or any agent or other representative thereof) in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including any attempt to enforce any remedy on the Common Collateral) in violation of this Agreement, or fail to take any action required by this Agreement or consistent with the Orders, any First Priority Secured Party with respect to, that same Type of Common Collateral (in its or their own name or in the name of one or more of the Grantors) may obtain relief against such Second Priority Secured Party or agent or other representative thereof, by injunction, specific performance and/or other appropriate equitable relief in the Bankruptcy Court or any other court of competent jurisdiction.

Section 4. Application of Proceeds of Common Collateral. Subject to Section 2.1(e), all cash proceeds received by either DIP Agent in respect of any exercise of Default Remedies with respect to all or any part of the Common Collateral shall promptly be applied to the Secured Obligations in accordance with the following order of priority:

First: to the DIP Agent for the First Priority Secured Parties with respect to such Common Collateral, to be applied to the expenses of such Disposition of Common Collateral, including reasonable compensation to agents of and counsel for such DIP Agent, and all expenses, liabilities and advances incurred or made by such DIP Agent in connection therewith;

Second: to such DIP Agent to be applied to the repayment of First Priority Obligations then outstanding with respect to such Common Collateral whether or not then due and payable (including without limitation amounts required to cash collateralize undrawn letters of credit and other contingent obligations then outstanding that are First Priority Obligations, if any, in accordance with the terms of the applicable Credit Agreement) until the First Priority Obligations with respect to such Common Collateral are repaid and satisfied in full;

Third: to such DIP Agent to be applied to the repayment of the Second Priority Obligations then outstanding with respect to such Common Collateral whether or not then due and payable (including without limitation amounts required to cash collateralize undrawn letters of credit and other contingent obligations then outstanding that are Second Priority Obligations, in accordance with the terms of the applicable Credit Agreement) until the Second Priority Obligations with respect to such Common Collateral are repaid and satisfied in full;

Fourth: any surplus then remaining shall be paid to the applicable Grantor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same, including pursuant to the Orders.

Any proceeds of Common Collateral that may be received by any Second Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the DIP Agent for the First Priority Secured Parties for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements and each Second Priority Secured Party hereby authorizes each of the DIP Agents to make such endorsements as agent for such Second Priority Secured Party (which authorization, being coupled with an interest, is irrevocable).

Section 5. No Warranties or Liability.

(a) The Term Loan Agent and the ABL Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any Loan Document.

(b) The ABL Agent agrees that Term Loan Agent shall have no liability to the ABL Agent or any ABL Secured Party, and hereby waives any claim against the Term Loan Agent, arising out of any and all actions which the Term Loan Agent or the Term Loan Secured Parties may take or permit or omit to take with respect to (i) the Loan Documents (other than this Agreement), (ii) the collection of the Term Loan Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Non-ABL Priority Collateral.

(c) The Term Loan Agent agrees that the ABL Agent shall have no liability to the Term Loan Agent or any Term Loan Secured Party, and hereby waives any claim against the ABL Agent, arising out of any and all actions which the ABL Agent or the ABL Secured Parties may take or permit or omit to take with respect to (i) the Loan Documents (other than this Agreement), (ii) the collection of the ABL Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any ABL-Priority Collateral.

Section 6. Miscellaneous.

6.1 Matters Relating to Loan Documents. The Loan Documents may be amended, supplemented, waived or otherwise modified in accordance with their terms; provided, however, that without the consent of each of the DIP Agents, no Loan Documents may be amended, supplemented, modified or waived to the extent any such amendment, supplement, modification or waiver would be materially inconsistent with any of the terms of this Agreement or the Orders (each of the parties hereto agreeing that the incurrence of any incremental facility loans (and any related amendments, supplements, modifications or waivers) permitted by the respective DIP Credit Agreements (as in effect as of the date hereof) shall not constitute an amendment, supplement, modification or waiver that would be materially inconsistent with the terms of this Agreement or the Orders).

6.2 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any other Loan Document, the provisions of this Agreement shall govern. In the event of any conflict between the provisions of this Agreement and the provisions of the Orders, the provisions of the Orders shall govern.

6.3 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the later of the ABL Discharge Date and the Term Loan Discharge Date; provided the provisions of Section 2.6 hereof shall continue to be effective until all of the obligations to take action on and after the applicable Discharge Date shall be complete. This is a continuing agreement and the Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Grantors under the DIP Credit Agreements.

6.4 Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by each DIP Agent on behalf of the Secured Parties and to the extent any such amendment or modification shall alter the rights or obligations of any Grantor, the Grantors.

6.5 Governing Law.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE BANKRUPTCY COURT AND, IF THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK;

(ii) WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO;

(iii) CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) UNDER THE LOAN DOCUMENTS;

(iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY CONSEQUENTIAL OR PUNITIVE DAMAGES.

6.6 Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

6.7 Notices. Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by facsimile or electronic communication equipment of the sender, or on the date five (5) business days after dispatch by certified or registered mail if mailed.

6.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

6.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

6.10 Severability. If any provision of this Agreement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the DIP Agents and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

6.11 Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

6.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties. None of the Grantors or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement. Nothing in this Agreement is intended to or shall impair the obligations of the Grantors, which are absolute and unconditional, to pay the ABL Obligations and the Term Loan Obligations as and when the same shall become due and payable in accordance with their terms.

6.13 Grantor Consent. By their respective signatures below, the Grantors consent to this Agreement, and accept the benefits of and agree to be bound by the provisions of Sections 2.3 and 4.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as ABL Agent

By:	/s/ Charles O. Freedgood
Name:	Charles O. Freedgood
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Term Loan Agent

By:	/s/ Charles O. Freedgood
Name:	Charles O. Freedgood
Title:	Managing Director

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

MOMENTIVE PERFORMANCE
MATERIALS HOLDINGS INC.

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Executive Vice President and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

MOMENTIVE PERFORMANCE
MATERIALS USA INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President, Chief Financial Officer and Treasurer

MOMENTIVE PERFORMANCE
MATERIALS QUARTZ INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

MPM SILICONES LLC

By:	Momentive Performance Materials USA, Inc., its sole member

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

MOMENTIVE PERFORMANCE
MATERIALS SOUTH AMERICA INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

JUNIPER BOND HOLDINGS I LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

JUNIPER BOND HOLDINGS II LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

JUNIPER BOND HOLDINGS III LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

JUNIPER BOND HOLDINGS IV LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

MOMENTIVE PERFORMANCE
MATERIALS CHINA SPV INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]